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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 2002

                              --------------------

                                 BITSTREAM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-21541

            DELAWARE                                   04-2744890
(STATE OR OTHER JURISDICTION OF            (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)


215 FIRST STREET, CAMBRIDGE, MASSACHUSETTS                02142
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 497-6222

                              --------------------


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On April 30, 2002, Bitstream decided to dismiss its independent auditors, Arthur Andersen LLP, and to engage the services of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its new independent auditors. The change in auditors became effective on April 30, 2002. This determination followed Bitstream's decision to seek proposals from independent accountants to audit the financial statements of Bitstream, and was approved by Bitstream's Board of Directors upon the recommendation of its Audit Committee. PricewaterhouseCoopers will audit the financial statements of Bitstream for the fiscal year ending December 31, 2002.

        During Bitstream's two most recent fiscal years ended December 31, 2000 and 2001, and through the date hereof, there were no disagreements between Bitstream and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within Bitstream's two most recent fiscal years ended December 31, 2000 and 2001 or through the date hereof.

        The audit reports of Arthur Andersen on the consolidated financial statements of Bitstream as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Company requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter is attached hereto as
Exhibit 16.1 to this Form 8-K.


        During Bitstream's two most recent fiscal years ended December 31, 2000 and 2001, and through the date hereof, neither the Company, nor anyone acting on its behalf, consulted with PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statement, or any other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


                                        2

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         (c)  EXHIBITS.


EXHIBIT
 NUMBER                                DESCRIPTION
-------    ------------------------------------------------------------
  16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.


                                        3

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                                   SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                        BITSTREAM INC.

Date: May 3, 2002                       By: /s/ ANNA CHAGNON
                                            -----------------------------------
                                            Anna Chagnon
                                            President, Chief Operating Officer,
                                            Chief Financial Officer and General
                                            Counsel


                                        4

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                                  EXHIBIT INDEX

EXHIBIT
 NUMBER                                DESCRIPTION
-------    ------------------------------------------------------------
  16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.


                                       E-1

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